UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

STANDARD MICROSYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-7422	11-2234952
(Commission File Number)	(IRS Employer Identification No.)

80 Arkay Drive, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

(631) 435-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On August 2, 2012, Standard Microsystems Corporation (“SMSC” or the “Company”) announced that Microchip Technology Incorporated (“Microchip”) had completed its acquisition of SMSC. Pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of May 1, 2012 (the “Merger Agreement”), by and among Microchip, Microchip Technology Management Co., a wholly owned subsidiary of Microchip (“Merger Sub”) and SMSC, Merger Sub was merged with and into SMSC, with SMSC continuing as the surviving corporation (the “Merger”). As a result of the Merger, SMSC became a wholly owned subsidiary of Microchip.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 2, 2012, pursuant to the terms of the Merger Agreement, Microchip completed the acquisition of SMSC through the merger of Merger Sub with and into SMSC, with SMSC continuing as the surviving corporation. At the effective time and as a result of the Merger, SMSC became a wholly owned subsidiary of Microchip and each share of common stock, par value $0.10 per share, of SMSC (the “Company Common Stock”) issued and outstanding immediately prior to the effective time (other than any dissenting shares and any shares held by Microchip, SMSC or any of their respective wholly owned subsidiaries) was cancelled and converted into the right to receive $37.00 in cash, without interest and less any applicable withholding taxes (the “Per Share Merger Consideration”). Based on the aggregate number, immediately prior to the effective time of the Merger, of (A) shares of Company Common Stock, (B) vested options to purchase shares of Company Common Stock with exercise prices below the Per Share Merger Consideration (including options that vested as a result of the consummation of the transactions contemplated by the Merger Agreement and the termination of employment of certain executives immediately following the Merger), (C) vested SARs with exercise prices below the Per Share Merger Consideration (including SARs that vested as a result of the consummation of the transactions contemplated by the Merger Agreement and the termination of employment of certain executives immediately following the Merger) and (D) shares of phantom stock, the total purchase price pursuant to the Merger was approximately $918,368,000.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of SMSC, Microchip, Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in SMSC’s public disclosures.

Item 3.01.	Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, SMSC notified the NASDAQ Stock Market (“NASDAQ”) on August 2, 2012 of the completion of the Merger and requested that NASDAQ file with the U.S. Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) on Form 25 to delist the Company Common Stock. On August 2, 2012, NASDAQ filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Exchange Act on Form 25 to delist the Company Common Stock. Additionally, SMSC intends to file with the SEC a certification on Form 15 under the Exchange Act requesting that the Company Common Stock be deregistered and that SMSC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

At the effective time and as a result of the Merger, each share of Company Common Stock issued and outstanding immediately prior to the effective time (other than any dissenting shares and any shares held by Microchip, SMSC or any of their respective wholly owned subsidiaries) was cancelled and converted into the right to receive the Per Share Merger Consideration.

Item 5.01.	Changes in Control of Registrant.

On August 2, 2012, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into SMSC, with SMSC continuing as the surviving corporation in the Merger. At the effective time and as a result of the Merger, each share of Company Common Stock (other than any dissenting shares and any shares held by Microchip, SMSC or any of their respective wholly owned subsidiaries) was cancelled and converted into the right to receive the Per Share Merger Consideration. As a result of the Merger, SMSC became a wholly owned subsidiary of Microchip. Microchip financed the transaction using a portion of its existing balance of cash, cash equivalents and short-term investments and borrowings under its credit agreement.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of Steven J. Bilodeau, Christine King, Andrew M. Caggia, Timothy P. Craig, Peter F. Dicks, James A. Donahue, Ivan T. Frisch, Dr. Kenneth Kin, Stephen C. McCluski and Dr. Guenter Reichart voluntarily resigned from the board of directors of SMSC on August 2, 2012. Pursuant to the Merger Agreement, upon the effective time of the Merger, the following directors of Merger Sub became the directors of SMSC: Steve Sanghi and Gordon W. Parnell.

In connection with the Merger, the employment of each of Christine King, David Coller, Walter Siegel and Roger Wendelken was terminated without cause as of immediately following the Merger.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, upon consummation of the Merger on August 2, 2012, the certificate of incorporation and bylaws of SMSC were each amended and restated in their entirety. The Amended and Restated Certificate of Incorporation of SMSC is filed as Exhibit 3.1 hereto and incorporated by reference herein. The Amended and Restated Bylaws of SMSC are filed as Exhibit 3.2 hereto and incorporated by reference herein.

Item 8.01.	Other Events.

On August 2, 2012, SMSC and Microchip issued a joint press release announcing the completion of Microchip’s acquisition of SMSC, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of May 1, 2012, by and among Microchip Technology Incorporated, Microchip Technology Management Co. and Standard Microsystems Corporation (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on May 2, 2012).

3.1	Amended and Restated Certificate of Incorporation of Standard Microsystems Corporation.

3.2	Amended and Restated Bylaws of Standard Microsystems Corporation.

99.1	Joint Press Release dated August 2, 2012, issued by Standard Microsystems Corporation and Microchip Technology Incorporated.

Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Commission upon request any omitted schedule or exhibit to the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION

Date: August 2, 2012	By:	/s/ J. Eric Bjornholt
Name: J. Eric Bjornholt
Title: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of May 1, 2012, by and among Microchip Technology Incorporated, Microchip Technology Management Co. and Standard Microsystems Corporation (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on May 2, 2012).

3.1	Amended and Restated Certificate of Incorporation of Standard Microsystems Corporation.

3.2	Amended and Restated Bylaws of Standard Microsystems Corporation.

99.1	Joint Press Release dated August 2, 2012, issued by Standard Microsystems Corporation and Microchip Technology Incorporated.